Exhibit 10.2

                          REGISTRATION RIGHTS AGREEMENT

                  This Registration Rights Agreement (this "AGREEMENT") is made and entered into as of February 9, 2004, by and among Hollywood Media Corp., a Florida corporation (the "COMPANY"), and the investors signatory hereto (each a "INVESTOR" and collectively, the "INVESTORS").

                  This Agreement is made pursuant to the Securities Purchase Agreement, dated as of the date hereof among the Company and the Investors (the "PURCHASE AGREEMENT").

                  The Company and the Investors hereby agree as follows:

         1. Definitions. Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the respective meanings set forth in this Section 1:

                  "EFFECTIVE DATE" means the date that the Registration Statement filed pursuant to Section 2(a) or 2(b) is first declared effective by the Commission.

                  "EFFECTIVENESS DATE" means: (a) with respect to the initial Registration Statement required to be filed to cover the resale by the Holders of the Registrable Securities, the earlier of: (a)(i) the 90th day following the Closing Date; provided, that, if the Commission reviews and has written comments to the filed Registration Statement that would require the filing of a pre-effective amendment thereto with the Commission, then the Effectiveness Date under this clause (a)(i) shall be the 130th day following the Closing Date, and
(ii) the 5th Trading Day following the date on which the Company is notified by the Commission that the initial Registration Statement will not be reviewed or is no longer subject to further review and comments, and (b) with respect to any additional Registration Statements that may be required pursuant to Section 2(b) hereof, the earlier of: (i) the 60th day following the date on which the Company first knows, or reasonably should have known, that such additional Registration Statement is required under such Section; provided, that, if the Commission reviews and has written comments to such filed Registration Statement that would require the filing of a pre-effective amendment thereto with the Commission, then the Effectiveness Date under this clause (b)(i) shall be the 120th day following the date that the Company first knows, or reasonably should have known, that such additional Registration Statement is required under such Section and (ii) the 5th Trading Day following the date on which the Company is notified by the Commission that such additional Registration Statement will not be reviewed or is no longer subject to further review and comments.

                  "EFFECTIVENESS PERIOD" shall have the meaning set forth in
Section 2(a).

                  "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                  "FILING DATE" means (a) with respect to the initial Registration Statement required to be filed to cover the resale by the Holders of the Registrable Securities, the 30th day following the Closing Date, and (b) with respect to any additional Registration Statements that may be required


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pursuant to Section 2(b), the 30th day following the date on which the Company first knows, or reasonably should have known, that such additional Registration Statement is required under such Section.

                  "HOLDER" or "HOLDERS" means the holder or holders, as the case may be, from time to time of Registrable Securities.

                  "INDEMNIFIED PARTY" shall have the meaning set forth in
Section 5(c).

                  "INDEMNIFYING PARTY" shall have the meaning set forth in
Section 5(c).

                  "LOSSES" shall have the meaning set forth in Section 5(a).

                  "PROCEEDING" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

                  "PROSPECTUS" means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

                  "REGISTRABLE SECURITIES" means (i) all of the Shares of Common Stock issuable pursuant to the Transaction Documents, and (ii) all of the Shares of Common Stock issuable upon exercise of the warrants issued to Roth Capital Partners, LLC in connection with the consummation of the transactions contemplated by the Purchase Agreement, together with any securities issued or issuable upon any stock split, dividend or other distributions, recapitalization or similar event with respect to the foregoing.

                  "REGISTRATION STATEMENT" means the initial registration statement required to be filed in accordance with Section 2(a) and any additional registration statement(s) required to be filed under Section 2(b), including (in each case) the Prospectus, amendments and supplements to such registration statements or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statements.

                  "RULE 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

                  "RULE 415" means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

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                  "RULE 424" means Rule 424 promulgated by the Commission
pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

                  "SECURITIES ACT" means the Securities Act of 1933, as amended.

                  "SHARES" means the shares of Common Stock issued or issuable to the Investors pursuant to the Purchase Agreement, including shares underlying any warrants issued to the Investor pursuant to the Purchase Agreement, "WARRANT SHARES."

                  "TRANSACTION DOCUMENTS" means this Agreement, the Purchase Agreement and any Callable Warrants for shares of Common Stock issued by the Company to the Investors as of the date hereof.

         2. Registration.

            (a) On or prior to the Filing Date, the Company shall prepare and file with the Commission a Registration Statement covering the resale of all Registrable Securities not already covered by an existing and effective Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415. The Registration Statement shall be on Form S-3 (unless the Company is not then eligible to register for resale of the Registrable Securities on Form S-3, in which case such registration shall be another appropriate form in accordance herewith) and shall contain (unless otherwise directed by the Holders and except if otherwise required pursuant to written comments received from the Commission upon a review of such Registration Statement or pursuant to judicial and SEC interpretations) the "Plan of Distribution" attached hereto as Annex A. The Company shall cause the Registration Statement to be declared effective under the Securities Act as soon as reasonably possible but, in any event, no later than the Effectiveness Date, and shall use its best reasonable efforts to keep the Registration Statement effective under the Securities Act until the date which is two years after the Effectiveness Date for such Registration Statement, or such earlier date on which the Holders are able to resell all of their respective Registrable Securities without volume restrictions pursuant to Rule 144(k) promulgated under the Securities Act (the "EFFECTIVENESS PERIOD").

            (b) If for any reason the Commission does not permit all of the Shares and all Warrant Shares to be included in the Registration Statement filed pursuant to Section 2(a), or for any other reason any Registrable Securities are not permitted by the Commission to be included in a Registration Statement filed under this Agreement, then the Company shall prepare and file as soon as possible after the date on which the Commission shall indicate as being the first date or time that such filing may be made, but in any event by the 30th day following such date, an additional Registration Statement covering the resale of all Registrable Securities not already covered by an existing and effective Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415. Each such Registration Statement shall contain (except if otherwise required pursuant to written comments received from the Commission upon a review of such Registration Statement or pursuant to judicial and SEC interpretations) the "Plan of Distribution" attached hereto as Annex A. The Company shall cause each such Registration Statement to be declared effective under the Securities Act as soon as reasonably possible but, in any event, no later than its Effectiveness Date, and shall use its reasonable best


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efforts to keep such Registration Statement effective under the Securities Act during the entire Effectiveness Period.

            (c) Subject to the last sentence of this paragraph (c), if: (i) a Registration Statement is not filed on or prior to its Filing Date (if the Company files a Registration Statement without affording the Holders the opportunity to review and comment on the same as required by Section 3(a) hereof, the Company shall not be deemed to have satisfied this clause (i)), or
(ii) a Registration Statement is not declared effective by the Commission on or prior to its required Effectiveness Date, or (iii) after its Effective Date, without regard for the reason thereunder or efforts therefor, such Registration Statement ceases for any reason to be effective and available to the Holders as to all Registrable Securities to which it is required to cover at any time prior to the expiration of its Effectiveness Period for more than an aggregate of thirty (30) Trading Days (which need not be consecutive) (any such failure or breach being referred to as an "EVENT," and for purposes of clauses (i) or (ii) the date on which such Event occurs, or for purposes of clause (iii) the date which such thirty (30) Trading Day-period is exceeded, being referred to as "EVENT DATE"; provided, however, if the Registration Statement is timely filed by the Filing Date but the Company is informed by the staff of the Commission that the filing is rejected or that the Commission will not perform the initial screening because the filing did not include the 2003 audited financials, or did not incorporate the 2003 financials by reference or failed to include the auditors' consent with respect thereto, then the Filing Date shall be extended to March 31, 2004; then, in addition to any other rights available to the Holders under this Agreement or under applicable law: on each monthly anniversary of each such Event Date thereof (if the applicable Event shall not have been cured by such date) until the applicable Event is cured, the Company shall pay to each Holder an amount in cash, as liquidated damages and not as a penalty, equal to 1% for the first month (1.5% thereafter) of the aggregate Investment Amount paid by such Holder pursuant to the Purchase Agreement. The liquidated damages pursuant to the preceding sentence shall apply and be payable on a pro rata basis for any portion of a month prior to the cure of an Event. If the Company fails to pay any liquidated damages pursuant to this Section in full within seven days after the date payable, the Company will pay interest thereon at a rate of twelve percent (12%) per annum (or such lesser maximum amount that is permitted to be paid by applicable law) to the Holder, accruing daily from the date such liquidated damages are due until such amounts, plus all such interest thereon, are paid in full. Notwithstanding anything to the contrary in this paragraph (c), the Company shall not be required to make any payments under this paragraph (c) in the event that the subject Event or Event date, or the failure to cure such Event or Event Date, is due to the Company's postponement (and the Company is hereby permitted to postpone) for a maximum of seventy-five
(75) days the filing or the effectiveness of a Registration Statement, by the Company's furnishing to the Holders a certificate signed by the Chief Executive Officer of the Company stating the Company is in the process of filing a registration statement or proxy statement with respect to an acquisition or disposition and as a result thereof, the registration required by this agreement will be materially detrimental to the Company and its shareholders, provided, however, that the Company may use this right to postpone such filing or effectiveness only once during any twelve (12) month period.

         3. Registration Procedures.

            In connection with the Company's registration obligations hereunder, the Company shall:

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            (a) Not less than five (5) Trading Days prior to the filing of a
Registration Statement or any related Prospectus or any amendment or supplement thereto, the Company shall (i) furnish to the Holders copies of all such documents proposed to be filed, which documents will be subject to the review of such Holders (and changes (if any) to correct appropriate information about the Holder), and (ii) cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act, provided that such investigation shall not delay filing as required herein. The Company shall not file a Registration Statement or any such Prospectus or any amendments or supplements thereto that does not contain the disclosure containing such Holder as a "Selling Stockholder" as provided to the Company by such Holder in connection therewith.

            (b) (i) Prepare and file with the Commission such amendments, including post-effective amendments, to each Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement continuously effective as to the applicable Registrable Securities for its Effectiveness Period and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably possible to any comments received from the Commission with respect to each Registration Statement or any amendment thereto and, as promptly as reasonably possible provide the Holders true and complete copies of all correspondence from and to the Commission relating to such Registration Statement that would not result in the disclosure to the Holders of material and non-public information concerning the Company; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the Registration Statements and the disposition of all Registrable Securities covered by each Registration Statement.

            (c) If during the Effectiveness Period, the number of Registrable Securities held by Holders having continuing registration rights hereunder at any time exceeds the number of such Holders' Shares of Common Stock then registered in a Registration Statement, then the Company shall file as soon as reasonably practicable, but in any case prior to the applicable Filing Date, an additional Registration Statement covering the resale by the Holders of such additional Shares not already registered.

            (d) Notify the Holders of Registrable Securities to be sold (which notice shall, pursuant to clauses (ii) through (v) hereof, shall be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made) as promptly as reasonably possible (and, in the case of
(i)(A) below, not less than three Trading Days prior to such filing) and (if requested by any such Person) confirm such notice in writing no later than promptly following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to a Registration Statement is proposed to be filed;
(B) when the Commission notifies the Company whether there will be a "review" of such Registration Statement and whenever the Commission comments in writing on such Registration Statement (the Company shall provide true and complete copies


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thereof and all written responses thereto to each of the Holders); and (C) with respect to each Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to a Registration Statement or Prospectus or for additional information; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (v) of the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in such Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to such Registration Statement, Prospectus or other documents so that, in the case of such Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

            (e) Use its reasonable best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

            (f) Furnish to each Holder, without charge, at least one conformed copy of each Registration Statement and each amendment thereto, all financial statements and schedules, all documents incorporated or deemed to be incorporated herein by reference (to the extent requested by such Holder), and all exhibits to the extent requested by such Person (including those previously furnished) promptly after the filing of such documents with the Commission.

            (g) Promptly deliver to each Holder, without charge, as many copies of each Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request. The Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

            (h) Prior to any public offering of Registrable Securities by a Holder, to register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of all jurisdictions within the United States as any Holder requests in writing, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statements.

            (i) Cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to the Registration Statements, which certificates shall be free, to the extent permitted by the Purchase Agreement, of all


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restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may request.

            (j) Upon the occurrence of any event contemplated by Sections 3(d)(ii) through (v), as promptly as reasonably possible, prepare a supplement or amendment, including a post-effective amendment, to the affected Registration Statements or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither a Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and that the event that resulted in the suspension of such Prospectus is otherwise cured. If the Company notifies the Holders in accordance with Sections 3(d)(ii) through (v) to suspend the use of any Prospectus until the changes to such requisite Prospectus have been made, then the Holders shall suspend use of such Prospectus. The Company will ensure that the use of the Prospectus may be resumed as promptly as is practicable. The Company agrees and acknowledges that any periods during which the Holders are required to discontinue the disposition of the Registrable Securities hereunder shall be subject to the provisions of Section 2(c).

            (k) Comply with all applicable rules and regulations of the Commission.

            (l) The Company may require, at any time prior to the 5th Trading Day prior to the Filing Date, each Holder to furnish to the Company a completed questionnaire in a standard form customary in similar transactions (a "SELLING HOLDER QUESTIONNAIRE"). The Company shall not be required to include the Registrable Securities of a Holder in a Registration Statement and shall not be required to pay any liquidated or other damages under Section 2(c) hereof to such Holder who fails to furnish to the Company a fully completed Selling Holder Questionnaire at least three (3) Trading Days prior to the Filing Date (subject to the requirements set forth in Section 3(a)).

         4. Registration Expenses. All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company, whether or not any Registrable Securities are sold pursuant to a Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with any Trading Market on which the Common Stock is then listed for trading, and (B) in compliance with applicable state securities or Blue Sky laws, including, without limitation, fees and disbursements of counsel for the Company in connection with the Blue Sky qualifications and exemptions of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of the jurisdictions as requested by the Holders), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is reasonably requested by the Holders), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In addition, the Company shall be responsible for all of its internal expenses incurred in connection


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with the consummation of the transactions contemplated by this Agreement
(including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder.

         5. Indemnification.

            (a) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, agents, investment advisors, partners, members and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable costs of preparation and reasonable attorneys'
fees) and expenses (collectively, "LOSSES"), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (1) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto (it being understood that the Holder has approved Annex A hereto for this purpose) or (2) in the case of an occurrence of an event of the type specified in Section 3(d)(ii) through (v), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice (as defined below) or an amended or supplemented Prospectus, but only if and to the extent that following the receipt of the Advice or the amended or supplemented Prospectus, the misstatement or omission giving rise to such Loss would have been corrected. The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding of which the Company is aware arising from or in connection with the transactions contemplated by this Agreement.

            (b) Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising solely out of or based solely upon: (i) such Holder's failure to comply with the prospectus delivery requirements of the Securities Act or


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(ii) any untrue statement of a material fact contained in any Registration
Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto, or arising solely out of or based solely upon any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading to the extent, but only to the extent that,
(1) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement (it being understood that the Holder has approved Annex A hereto for this purpose), such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (2) in the case of an occurrence of an event of the type specified in Section 3(d)(ii) through
(v), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice or an amended or supplemented Prospectus, but only if and to the extent that following the receipt of the Advice or the amended or supplemented Prospectus, the misstatement or omission giving rise to such Loss would have been corrected. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

            (c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an "INDEMNIFIED PARTY"), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the "INDEMNIFYING PARTY") in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

            An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall reasonably believe based upon the advice of counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel (one law firm) shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of


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which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

            All fees and expenses of the Indemnified Party subject to indemnification under 5(a) (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with these Sections) shall be paid to the Indemnified Party, as incurred, within ten (10) Trading Days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

            (d) Contribution. If a claim for indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party (by reason of unenforceability due to public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 5(c), any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

            The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 5(d), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission or other event under 5(a) or 5(b), as the case may be, to which such contribution applies.

            The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

         6. Miscellaneous.

            (a) Remedies. In the event of a breach by the Company or by a Holder, of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agree that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

            (b) No Piggyback on Registrations. Except as and to the extent specified in Schedule 6(b) hereto, neither the Company nor any of its security holders (other than the Holders in such capacity pursuant hereto) may include securities of the Company in a Registration Statement other than the Registrable Securities, and the Company shall not after the date hereof enter into any agreement providing any such right to any of its security holders. Except as and to the extent specified in Schedule 3.1(g) of the Purchase Agreement, the Company has not previously entered into any agreement granting any registration rights with respect to any of its securities to any Person which have not been fully satisfied..

            (c) Compliance. Each Holder covenants and agrees that (i) it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement; and (ii) it has no present plan, intention or understanding and has made no arrangement to sell the Shares at any predetermined time or for any predetermined price (other than such Holder's right to sell the Registrable Securities pursuant to a Registration Statement filed pursuant hereto).

            (d) Discontinued Disposition. Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(d), such Holder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until such Holder's receipt of the copies of the supplemented Prospectus and/or amended Registration Statement or until it is advised in writing (the "ADVICE") by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement. The Company will use its best efforts to ensure that the use of the Prospectus may be resumed as promptly as practicable. The Company may provide appropriate stop orders to enforce the provisions of this paragraph. The Company agrees and acknowledges that any periods during which Holders are required to discontinue the disposition of the Registrable Securities hereunder shall be subject to the provisions of Section 2(c).

            (e) Piggy-Back Registrations. If at any time during the Effectiveness Period there is not an effective Registration Statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, then the Company shall send to each Holder written notice of such determination and, if within fifteen days after receipt of such notice, any such Holder shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities (not already covered by an effective Registration Statement) such holder requests to be registered, subject to customary underwriter cutbacks applicable to all holders of registration rights or as provided in prior registration agreements.

            (f) Amendments and Waivers. No provision of this Agreement may be waived or amended and waivers or consents to departures from the provisions hereof may not be given except in a written instrument signed by the Company and each of the Holders. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

            (g) Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the Purchase Agreement.

            (h) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. The Company may not assign its rights or obligations hereunder without the prior written consent of each Holder of then-outstanding Registrable Securities. Each Holder may assign their respective rights hereunder in the manner and to the Persons as permitted under the Purchase Agreement.

            (i) Execution and Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

            (j) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all Proceedings to resolve any dispute concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective Affiliates, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York, Borough of Manhattan (the "NEW YORK COURTS") although depositions may be taken in other places. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York

Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any New York Court, or that such Proceeding has been commenced in an improper or inconvenient forum. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any Proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence a Proceeding to enforce any provisions of this Agreement, then the prevailing party in such Proceeding shall be reimbursed by the other party for its attorney's fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Proceeding.

            (k) Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

            (l) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

            (m) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

            (n) Independent Nature of Holders' Obligations and Rights. The obligations of each Holder hereunder are several and not joint with the obligations of any other Holder hereunder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder hereunder. The decision of each Holder to acquire Registrable Securities pursuant to the Transaction Documents has been made independently of any other Holder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Holder pursuant hereto or thereto, shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holders are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Holder acknowledges that no other Holder has acted as agent for such Holder in connection with making its investment hereunder and that no Holder will be acting as agent of such Holder in connection with monitoring its investment in the Securities or enforcing its rights under the Transaction Documents. Each Holder shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary (but may be permissible) for any other Holder to be joined as an additional party in any Proceeding for such purpose.

                  IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

                                            HOLLYWOOD MEDIA CORP.


                                            By: /s/ Scott Gomez
                                            Name: Scott Gomez
                                            Title: Vice President of Finance
                                                   and Accounting



                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                     SIGNATURE PAGES OF INVESTOR TO FOLLOW]

                  IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.


                    [INVESTOR]


                    By:_____________________________________
                    Name:
                    Title:

                    Address for Notice and Residence:


                    Facsimile No.:
                    Attn:

                                                                         Annex A

                              Plan of Distribution

         The Selling Stockholders and any of their pledgees, donees, assignees and successors-in-interest may, from time to time, sell any or all of their shares of Common Stock registered hereunder on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These sales may be at fixed or negotiated prices. The Selling Stockholders may use any one or more of the following methods when selling shares:

o ordinary brokerage transactions and transactions in which the broker-dealer solicits investors;

o block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

o purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

o an exchange distribution in accordance with the rules of the applicable exchange;

o        privately negotiated transactions;

o settlement of short sales (other than short sales established prior to the effectiveness of the Registration Statement to which this Prospectus is a part);

o broker-dealers may agree with the Selling Stockholders to sell a specified number of such shares at a stipulated price per share;

o        a combination of any such methods of sale; and

o        any other method permitted pursuant to applicable law.

         The Selling Stockholders may also sell shares under Rule 144 under the Securities Act, if available, rather than under this prospectus.

         Broker-dealers engaged by the Selling Stockholders may arrange for other brokers-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the Selling Stockholders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated. The Selling Stockholders do not expect these commissions and discounts to exceed what is customary in the types of transactions involved.

         The Selling Stockholders may from time to time pledge or grant a security interest in some or all of the Shares or Warrant Shares owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell shares of Common Stock from time to time under this prospectus, or under an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus.

         Upon the Company being notified in writing by a Selling Stockholder that any material arrangement has been entered into with a broker-dealer for the sale of Common Stock through a block trade, special offering, exchange distribution or secondary distribution or a purchase by a broker or dealer, a supplement to this prospectus will be filed, if required, pursuant to Rule 424(b) under the Securities Act, disclosing (i) the name of each such Selling Stockholder and of the participating broker-dealer(s), (ii) the number of shares involved, (iii) the price at which such the shares of Common Stock were sold,
(iv) the commissions paid or discounts or concessions allowed to such broker-dealer(s), where applicable, (v) that such broker-dealer(s) did not conduct any investigation to verify the information set out or incorporated by reference in this prospectus, and (vi) other facts material to the transaction. In addition, upon the Company being notified in writing by a Selling Stockholder that a donee or pledgee intends to sell more than 500 shares of Common Stock, a supplement to this prospectus will be filed if then required in accordance with applicable securities law.

         The Selling Stockholders also may transfer the shares of Common Stock in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

         The Selling Stockholders and any broker-dealers or agents that are involved in selling the shares may be deemed to be "underwriters" within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. Each Selling Stockholder has represented and warranted to the Company that it does not have any agreement or understanding, directly or indirectly, with any person to distribute the Common Stock.

         The Company is required to pay the Company's fees and expenses incident to the registration of the shares. The Company has agreed to indemnify the Selling Stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

         The Selling Stockholders and other persons participating in the distribution of the shares offered under this prospectus are subject to the applicable requirements of Regulation M promulgated under the Exchange Act in connection with sales of the shares.